SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of		Identification No.)
Incorporation)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits.

(a) Financial Statements

Not applicable

(b) Pro Forma Financial Information

Not applicable

(c) Exhibits

Exhibit 99.1	Press release dated February 5, 2004 announcing financial results for the quarter and year ended December 31, 2003

Item 12. Results of Operations and Financial Condition.

     On February 5, 2004, aaiPharma Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The press release is attached to this Form 8-K as Exhibit 99.1.

* * *

     Note: The information contained in this Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2004

aaiPharma Inc.

	By:	/s/ William L. Ginna, Jr.

William L. Ginna, Jr.
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit	Description

Exhibit 99.1	Press release dated February 5, 2004 announcing financial results for the quarter and year ended December 31, 2003

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